                                                                   EXHIBIT 10.30

                                                  [BAR CODE - US005925052A]

UNITED STATES PATENT [19]           [11]          PATENT NUMBER:       5,925,052
SIMMONS                             [45]          DATE OF PATENT:  JUL. 20, 1999
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[54]     UMBILICAL SURGICAL SCISSORS

[76]     Inventor:  PAUL L. SIMMONS, 8825 Laurel Dr.,
                    Pinellas Park, Fla. 33782

[21]     Appl. No.: 08/882,180

[22]     Filed:     JUN. 25, 1997

                         RELATED U.S. APPLICATION DATA

[60]     Provisional application No. 60/020,626, Jun. 26, 1996.

[51]     INT. CL.(6)................................................A61B 17/1412
[52]     U.S. CL.......................................606/120; 606/108; 606/139
[58]     FIELD OF SEARCH...........................................606/120, 108,
                                                                606/205, 210,139

[56]                              REFERENCES CITED

                                  U.S. PATENT DOCUMENTS

           352,245    11/1886    Hullhorst ............................. 606/120
         3,166,071     1/1965    Mayer ................................. 606/120
         4,428,374     1/1984    Auburn ................................ 606/120
         5,591,173     1/1997    Schifano .............................. 606/120

Primary Examiner -- Michael Buiz
Assistant Examiner -- (Jackie) Tan-Uyen Thi Ho
Attorney, Agent, or Firm -- A. W. Fisher, III

[57]                                  ABSTRACT

Umbilical surgical scissors to cut and clamp the umbilical cord following birth comprising a scissor assembly including a first and second scissor member selectively movable between a first and second position relative to each other having a clamping assembly detachably mounted thereon by a clamp assembly holder, the clamping assembly comprises a pair of clamping clips each including a first and second clamping element movable between a normally open position and a closed clamping position such that when the first and second scissor members are moved from the first position to the second position the umbilical cord is severed and the responding first and second clamping elements clamp the umbilical cord therebetween.

                           9 CLAIMS, 2 DRAWING SHEETS

                                   [PICTURE]